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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                    --------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): MARCH 16, 1998

                      COMMISSION FILE NUMBER 000-23401

                        GAMETECH INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)

             DELAWARE                                     33-0612983
 (State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                       Identification No.)


 2209 W. 1ST STREET, TEMPE, ARIZONA                         85281
 (Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code:  (602) 804-1101

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Item 5. Other Events

     On March 16, 1998 GameTech International, Inc. (hereinafter the 'Company') named Todd S. Myhre, Chief Executive Officer and a Director for the Company. Mr. Myhre succeeds Richard T. Fedor who will continue to serve in his capacity as Chairman of the Board.

     Previously Mr. Myhre has held the position of President and CEO of Genus, Inc. He has also held senior management positions with noted industry leaders including Hewlett Packard and Intel, as well as serving on the Board of Directors for publicly held corporations.

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SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     GAMETECH INTERNATIONAL, INC.


                                     By: /s/ Todd S. Myhre
                                        ------------------------------
                                         Todd S. Myhre

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          SIGNATURE                          TITLE                       DATE


     /s/ John J. Paulson                                                3/30/98
    -------------------------                                          ---------
     John J. Paulson            Chief Financial Officer / Treasurer